UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2011

COMSTOCK MINING INC

(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-32429 (Commission File Number)	65-0955118 (I.R.S. Employer Identification Number)

1200 American Flat Road, Virginia City, Nevada 89440

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: 775-847-5272

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

Comstock Mining Inc. (the “Company”) is filing this Form 8-K/A for the sole purpose of (1) correcting the Item heading under which disclosure satisfying Regulation FD was made in the Company’s Current Report on Form 8-K, filed June 29, 2011 and (2) clarifying that such disclosure was furnished to, and not filed with, the Securities and Exchange Commission. Except as described in the foregoing sentence all other items have not changed from the original filing and remain as originally filed.

Item 7.01 Regulation FD Disclosure.

On June 23, 2011, the Company gave a presentation at its Annual Meeting. The presentation is posted on the Company’s website, www.comstockmining.com, and attached hereto as Exhibit 99.1 to this Form 8-K.

The disclosure under this Item 7.01 and Exhibit 99.1 are each being furnished to the Securities and Exchange Commission (the “SEC”) pursuant to Item 7.01 of Form 8-K and are therefore not to be considered “filed” with the SEC.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Comstock Mining Inc. 2011 Equity Incentive Plan.
99.1	Presentation dated June 23, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMSTOCK MINING INC.
Date: January 25, 2012	By:	/s/ Corrado De Gasperis
Corrado De Gasperis
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description
10.1	Comstock Mining Inc. 2011 Equity Incentive Plan.
99.1	Presentation dated June 23, 2011.